U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 9, 2003

                        COMMISSION FILE NUMBER: 333-56604


                          Ameridream Entertainment, Inc.
               ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


            California                                 91-2090516

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(State or jurisdiction of incorporation            (I.R.S. Employer I.D. No.)
or organization


     79811 "A" Country Club Drive
     Bermuda Dunes, California                                    92201
(Address of principal executive offices)                        (Zip Code)
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                  Registrant's telephone number: (800)929-6147
             ------------------------------------------------------
          (Former name or former address, if changed since last report)


Item 1.    Changes in Control of Registrant

On or about April 7, 2003, Ameridream International, Inc., a Nevada corporation, rescinded the acquisition agreement of May 10, 2003, whereby we acquired Ameridream International, Inc., which was formerly known as Ameridream Entertainment, Inc. Modern Health Care Holdings, Ltd., the controlling shareholder whose transfer of shares constituted a transfer of control to Lang Elliot and Ameridream International, Inc., and who has litigation pending against Ameridream International, Inc. and Lang Elliot for the rescission of the acquisition, has accepted the rescission, which reverts the controlling interest of us to Modern Health Care.

Item 2.    Acquisition or Disposition of Assets

The rescission results in our currently booked assets, such as the right to develop the screenplay, "Dorf: U.S.M.C.", all other current television, video and film projects in development, Ameridream International's library of titles and distribution contracts, as well as SCI's plan of operations for the development of private social security programs, educational savings and tax lien programs reverting to Ameridream International. Even the trade name, "Ameridream" will revert to Ameridream International. However, our plan of operations will remain film and video production.
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Item 3.    Bankruptcy or Receivership

           Not Applicable

Item 4.    Changes in Registrant's Certifying Accountant

           Not Applicable

Item 5.    Other Events

We have appointed Nina Gotova, our former sole director, as the sole director of the company, in light of the rescission, and she has, as the sole director, appointed herself President, Secretary and Chief Financial Officer. We are filing a proxy statement for shareholder confirmation of the appointments, and a change of name, a reverse split of the common share capital. After the shareholder's meeting is held, management intends to call for a full investigation of all company activities and of the activities of former officers and directors during the past twelve months.

Item 6.    Resignations of Registrant's Directors

According to the Press Release, all former officers and directors have resigned.

Item 7.    Financial Statements and Exhibits

     (a)   Financial Statements of Business Acquired.

           Not Applicable

     (b)   Pro forma Financial Information.

It is impractical to provide our required financial statements at this time, until new management has had the opportunity to examine and report on our financial condition. The registrant intends to filed such financial statements as soon as is practical, but not later than 60 days after this report on Form 8-K is filed with the commission.

     (c)   Exhibits.

    There are attached hereto the following exhibits:

    Exhibit 1.  Press release of April 7, 2003

    Exhibit 2.  Resolution of April 9, 2003

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                                    SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 10, 2003

Ameridream Entertainment, Inc.

    Nina Gotova
-----------------------------
By: Nina Gotova, President
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Exhibit 1.

Company News and Press Releases From Other Sources:

AmeriDreamEntertainment Inc. Rescinds Merger; Will Return to Private Company Status

PALM SPRINGS, Calif., Apr 7, 2003 (BUSINESS WIRE) - AmeriDream Entertainment Inc. (Pink Sheets:AMDR) released the following statement today:

Due to the actions of the former officers, directors, consultant and attorney for the company, the company is unable to prepare accurate financial statements. The company intends to file a Form 15 with the Securities and Exchange Commission in the near future to terminate its registration under
Section 12(g) of the Securities Exchange Act of 1934 (the "Act") and to suspend its duty to file reports under Sections 13 and 15(d) of the Act. As of March 26, 2003 the company had 81 shareholders of record.

According to Lang Elliott, CEO of AmeriDream Entertainment, "At the direction of Kenneth Eade, Esq., the former attorney for the company and the son-in-law of the former president of the company, the company:

"1. Issued shares of common stock without receiving payment for the shares in violation of California corporation law and Federal and State securities laws. "2. Failed to keep records of funds received from the sale of stock and or expenditures made by the company.

"3. Issued shares of common stock of the company purportedly pursuant to the registration statement after Nov. 1, 2001 even though Eade had informed the NASD that such offering had closed on Oct. 31, 2001. Some of these shares have traded as "free trading" shares in the over the counter market.

"4. Failed to file Form SR with the Commission or to otherwise report on the use of proceeds of the offering.

"5. Filed false financial statements in Form 10-Q filings, in that he accounted for the issuance of 793,660 (3,968,300 post split) shares as having been paid for when in fact no payment was made for such shares.

"6. Issued 793,660 (3,968,300 post split) out of a total of 1,000,500
(5,002,500 post split) shares, which were purportedly issued under the company's registration statement to four entities. Some of these shares have been sold in the public market even though such entities probably constituted statutory underwriters and were therefore not "free trading." The company believes that these four entities were acting as nominees for Eade and or Robert Yarbray who acted as a consultant to the company.

"These facts, in addition to other matters, were discovered by new legal counsel, which was hired by the company in late December 2002. The company has issued 'stop transfer' instructions to its transfer agent with respect to 3,484,300 shares of 'free trading' common stock.

"The transfer agent currently shows 4,970,000 shares as not restricted. Therefore, the company believes that there are only approximately 1,485,700 shares in the trading float."

The former shareholders of Ameri-Dream Entertainment, a Nevada corporation, have rescinded the May 10, 2002 "merger" with McSmoothies. Such shareholders will return to the company 20,000,000 shares in exchange for the return of their shares in the Nevada corporation. It is expected that the company will change its name in the next 60 days. The current officers and directors have resigned.

Those individuals who have purchased stock in the company will have the right for a 30 day period to exchange their shares in the company for an equal percentage interest in the Nevada corporation, subject to compliance with applicable securities laws. Any shareholder who wishes to exercise this option should send their certificate to Ameri-Dream Entertainment, 1301 North Palm Canyon Drive, Penthouse Suite # 305, Palm Springs, CA 92262-4405.

Only certificates listing the beneficial owner as the owner will be honored. Therefore, any shareholder who owns securities in the company in "street name" must first send such shares to Atlas Stock Transfer in order to have the shares put in their name or names. Those individuals who hold stock of the company that was not properly issued will not be allowed to exchange their shares for shares in the Nevada corporation. The shares of stock to be received in the Nevada corporation will not have been registered with the Commission or any state securities agency and will therefore be restricted securities.

     CONTACT:          AmeriDreamEntertainment Inc., Palm Springs
                       Lang Elliott, 760/323-4311

     URL:              http://www.businesswire.com/

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Exhibit 2.

RESOLUTION OF THE BOARD OF DIRECTORS OF AMERIDREAM ENTERTAINMENT, INC., A California CORPORATION

     Pursuant to the laws of the state of California and the By-Laws of Ameridream Entertainment, Inc., formerly known as McSmoothie's, Inc., the Board of Directors hereby adopts the following Resolution, without the necessity of a Board of Director's Meeting:

     RESOLVED, that, due to the rescission of the acquisition agreement of May 10, 2002, whereby the controlling shares of this corporation were transferred to certain shareholders of Ameridream Entertainment, Inc., a Nevada corporation, the Board of Directors of Ameridream Entertainment, Inc., as previously constituted are hereby reinstated.

     FURTHER RESOLVED, that the following officers are hereby appointed to serve until the next duly scheduled shareholder's meeting:



Nina Gotova
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Nina Gotova, President, Secretary,
Chief Financial Officer

Dated this 9th day of April, 2003

Nina Gotova
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Sold Director


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